Exhibit 17(a)(2)

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm3/.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D32123-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors of VALIC Company I unanimously recommends a vote "FOR" Proposal 1.

		For	Against	Abstain
1.	To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Capital Conservation Fund. Pursuant to the Reorganization Agreement, the Capital Conservation Fund would transfer all of its assets to the Core Bond Fund, a newly created series of VALIC Company I, in exchange for the assumption by the Core Bond Fund of all of the liabilities of the Capital Conservation Fund and shares of the Core Bond Fund, which shares will be distributed by the Capital Conservation Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐
2.	To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.			

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
VALIC Company I and VALIC Company II
Joint Special Meeting of Shareholders to Be Held on May 11, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at:
www.proxyvote.com

Please detach at perforation before mailing.

D32124-TBD

VOTING INSTRUCTION CARD

VALIC COMPANY I AND VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby instructs The Variable Annuity Life Insurance Company or other affiliated life insurance company (each, a "Life Company"), on behalf of its Separate Account(s), to transmit voting instructions for all the shares of the Capital Conservation Fund (the "Fund"), a series of VALIC Company I, which are attributable to the variable annuity contract (the "Contract") for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on Tuesday, May 11, 2021 at 4:00 p.m. (Eastern Time), and any adjournments or postponements thereof on all matters coming before the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm3/. Contract owners must register in advance to attend and participate in the Special Meeting.

The Life Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, the Life Company will vote shares attributable to your Contract "FOR" the Proposal. If you fail to return this voting instruction card or return it unsigned, the Life Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from Contract owners in the Separate Account.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm3/.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D32125-TBD

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

		For	Against	Abstain
1.	To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Core Bond Fund, a series of VALIC Company II ("Target Core Bond Fund"). Pursuant to the Reorganization Agreement, the Target Core Bond Fund would transfer all of its assets to the Core Bond Fund, a newly created series of VALIC Company I ("Acquiring Core Bond Fund"), in exchange for the assumption by the Acquiring Core Bond Fund of all of the liabilities of the Target Core Bond Fund and shares of the Acquiring Core Bond Fund, which shares will be distributed by the Target Core Bond Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
VALIC Company I and VALIC Company II
Joint Special Meeting of Shareholders to Be Held on May 11, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at:
www.proxyvote.com

Please detach at perforation before mailing.

D32126-TBD

VOTING INSTRUCTION CARD

VALIC COMPANY I AND VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby instructs The Variable Annuity Life Insurance Company or other affiliated life insurance company (each, a "Life Company"), on behalf of its Separate Account(s), to transmit voting instructions for all the shares of the Core Bond Fund (the "Fund"), a series of VALIC Company II, which are attributable to the variable annuity contract (the "Contract") for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on Tuesday, May 11, 2021 at 4:00 p.m. (Eastern Time), and any adjournments or postponements thereof on all matters coming before the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm3/. Contract owners must register in advance to attend and participate in the Special Meeting.

The Life Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, the Life Company will vote shares attributable to your Contract "FOR" the Proposal. If you fail to return this voting instruction card or return it unsigned, the Life Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from Contract owners in the Separate Account.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm3/.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D32127-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

		For	Against	Abstain
1.	To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Government Money Market II Fund. Pursuant to the Reorganization Agreement, the Government Money Market II Fund would transfer all of its assets to the Government Money Market I Fund, a series of VALIC Company I, in exchange for the assumption by the Government Money Market I Fund of all of the liabilities of the Government Money Market II Fund and shares of the Government Money Market I Fund, which shares will be distributed by the Government Money Market II Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐
2.	To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.			

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the VALIC Company I and VALIC Company II Joint Special Meeting of Shareholders to Be Held on May 11, 2021. The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com

Please detach at perforation before mailing.

D32128-TBD

VOTING INSTRUCTION CARD

VALIC COMPANY I AND VALIC COMPANY II JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby instructs The Variable Annuity Life Insurance Company or other affiliated life insurance company (each, a "Life Company"), on behalf of its Separate Account(s), to transmit voting instructions for all the shares of the Government Money Market II Fund (the "Fund"), a series of VALIC Company II, which are attributable to the variable annuity contract (the "Contract") for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on Tuesday, May 11, 2021 at 4:00 p.m. (Eastern Time), and any adjournments or postponements thereof on all matters coming before the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm3/. Contract owners must register in advance to attend and participate in the Special Meeting.

The Life Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, the Life Company will vote shares attributable to your Contract "FOR" the Proposal. If you fail to return this voting instruction card or return it unsigned, the Life Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from Contract owners in the Separate Account.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm3/.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D32129-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors of VALIC Company I unanimously recommends a vote "FOR" Proposal 1.

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Small Cap Aggressive Growth Fund. Pursuant to the Reorganization Agreement, the Small Cap Aggressive Growth Fund would transfer all of its assets to the Small Cap Growth Fund, a newly created series of VALIC Company I, in exchange for the assumption by the Small Cap Growth Fund of all of the liabilities of the Small Cap Aggressive Growth Fund and shares of the Small Cap Growth Fund, which shares will be distributed by the Small Cap Aggressive Growth Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the VALIC Company I and VALIC Company II Joint Special Meeting of Shareholders to Be Held on May 11, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at:
www.proxyvote.com

Please detach at perforation before mailing.

D32130-TBD

VOTING INSTRUCTION CARD

VALIC COMPANY I AND VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby instructs The Variable Annuity Life Insurance Company or other affiliated life insurance company (each, a "Life Company"), on behalf of its Separate Account(s), to transmit voting instructions for all the shares of the Small Cap Aggressive Growth Fund (the "Fund"), a series of VALIC Company I, which are attributable to the variable annuity contract (the "Contract") for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on Tuesday, May 11, 2021 at 4:00 p.m. (Eastern Time), and any adjournments or postponements thereof on all matters coming before the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm3/. Contract owners must register in advance to attend and participate in the Special Meeting.

The Life Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, the Life Company will vote shares attributable to your Contract "FOR" the Proposal. If you fail to return this voting instruction card or return it unsigned, the Life Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from Contract owners in the Separate Account.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm3/.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D32131-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors of VALIC Company I unanimously recommends a vote "FOR" Proposal 1.

		For	Against	Abstain
1.	To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Small Cap Fund. Pursuant to the Reorganization Agreement, the Small Cap Fund would transfer all of its assets to the Small Cap Growth Fund, a newly created series of VALIC Company I, in exchange for the assumption by the Small Cap Growth Fund of all of the liabilities of the Small Cap Fund and shares of the Small Cap Growth Fund, which shares will be distributed by the Small Cap Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
VALIC Company I and VALIC Company II
Joint Special Meeting of Shareholders to Be Held on May 11, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at:
www.proxyvote.com

Please detach at perforation before mailing.

D32132-TBD

VOTING INSTRUCTION CARD

VALIC COMPANY I AND VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby instructs The Variable Annuity Life Insurance Company or other affiliated life insurance company (each, a "Life Company"), on behalf of its Separate Account(s), to transmit voting instructions for all the shares of the Small Cap Fund (the "Fund"), a series of VALIC Company I, which are attributable to the variable annuity contract (the "Contract") for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on Tuesday, May 11, 2021 at 4:00 p.m. (Eastern Time), and any adjournments or postponements thereof on all matters coming before the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm3/. Contract owners must register in advance to attend and participate in the Special Meeting.

The Life Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, the Life Company will vote shares attributable to your Contract "FOR" the Proposal. If you fail to return this voting instruction card or return it unsigned, the Life Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from Contract owners in the Separate Account.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm3/.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D32133-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

		For	Against	Abstain
1.	To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Small Cap Growth Fund, a series of VALIC Company II ("Target Small Cap Growth Fund"). Pursuant to the Reorganization Agreement, the Target Small Cap Growth Fund would transfer all of its assets to the Small Cap Growth Fund, a newly created series of VALIC Company I ("Acquiring Small Cap Growth Fund"), in exchange for the assumption by the Acquiring Small Cap Growth Fund of all of the liabilities of the Target Small Cap Growth Fund and shares of the Acquiring Small Cap Growth Fund, which shares will be distributed by the Target Small Cap Growth Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐
2.	To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.			

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the VALIC Company I and VALIC Company II Joint Special Meeting of Shareholders to Be Held on May 11, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at:
www.proxyvote.com

Please detach at perforation before mailing.

D32134-TBD

VOTING INSTRUCTION CARD

VALIC COMPANY I AND VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby instructs The Variable Annuity Life Insurance Company or other affiliated life insurance company (each, a "Life Company"), on behalf of its Separate Account(s), to transmit voting instructions for all the shares of the Small Cap Growth Fund (the "Fund"), a series of VALIC Company II, which are attributable to the variable annuity contract (the "Contract") for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on Tuesday, May 11, 2021 at 4:00 p.m. (Eastern Time), and any adjournments or postponements thereof on all matters coming before the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm3/. Contract owners must register in advance to attend and participate in the Special Meeting.

The Life Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, the Life Company will vote shares attributable to your Contract "FOR" the Proposal. If you fail to return this voting instruction card or return it unsigned, the Life Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from Contract owners in the Separate Account.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

PRELIMINARY

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm3/.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D32135-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

		For	Against	Abstain
1.	To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Strategic Bond Fund, a series of VALIC Company II. Pursuant to the Reorganization Agreement, the Strategic Bond Fund would transfer all of its assets to the Core Bond Fund, a newly created series of VALIC Company I, in exchange for the assumption by the Core Bond Fund of all of the liabilities of the Strategic Bond Fund and shares of the Core Bond Fund, which shares will be distributed by the Strategic Bond Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the VALIC Company I and VALIC Company II Joint Special Meeting of Shareholders to Be Held on May 11, 2021. The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com

Please detach at perforation before mailing.

D32136-TBD

VOTING INSTRUCTION CARD

VALIC COMPANY I AND VALIC COMPANY II JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 11, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby instructs The Variable Annuity Life Insurance Company or other affiliated life insurance company (each, a "Life Company"), on behalf of its Separate Account(s), to transmit voting instructions for all the shares of the Strategic Bond Fund (the "Fund"), a series of VALIC Company II, which are attributable to the variable annuity contract (the "Contract") for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on Tuesday, May 11, 2021 at 4:00 p.m. (Eastern Time), and any adjournments or postponements thereof on all matters coming before the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm3/. Contract owners must register in advance to attend and participate in the Special Meeting.

The Life Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, the Life Company will vote shares attributable to your Contract "FOR" the Proposal. If you fail to return this voting instruction card or return it unsigned, the Life Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from Contract owners in the Separate Account.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.